Principal Variable Contracts Funds, Inc.

Supplement dated August 20, 2015
to the Statutory Prospectus dated May 1, 2015
(as supplemented on June 12, 2015 and July 15, 2015)

(Not all Accounts are offered in all variable annuity and variable life contracts)

This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

ACCOUNT SUMMARY FOR PRINCIPAL CAPITAL APPRECIATION

On or about September 30, 2015, in the Management section, under Sub-Advisor and Portfolio Managers, add the following to the alphabetical list of portfolio managers:

Theodore Jayne (since 2015), Portfolio Manager

On or about December 31, 2015, delete references to Philip M. Foreman in the Management section, under Sub-Advisor and Portfolio Managers.

MANAGEMENT OF THE FUNDS

The Sub-Advisors

On or about September 30, 2015, in the Sub-Advisor: Edge Asset Management, Inc. section, add the following to the alphabetical list of portfolio managers:

Theodore Jayne has been a Portfolio Manager with Edge since 2015. Prior to joining Edge, he was a Managing Director and Portfolio Manager at Wellington Management Company, LLP. He earned a bachelor’s degree in Anthropology from Harvard University. Mr. Jayne has earned the right to use the Chartered Financial Analyst designation.

On or about December 31, 2015, delete references to Philip M. Foreman in the Sub-Advisor: Edge Asset Management, Inc. section.